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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K


                                 CURRENT REPORT

                          PURSUANT TO SECTION 13 OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------


       Date of Report (Date of earliest event reported): October 17, 1996



                              CARVER BANCORP, INC.
             (Exact name of registrant as specified in its charter)


    DELAWARE                       0-21487                     13-3904174
(State or other                  (Commission                 (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)



                              75 WEST 125TH STREET
                          NEW YORK, NEW YORK 10027-4512
                                 (212) 876-4747
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (212) 876-4747


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEMS 1-4, 6.     NOT APPLICABLE.

ITEM 5.           OTHER EVENTS.

                  On October 17, 1996, Carver Federal Savings Bank (the "Bank"), a stock form federal savings bank, completed its reorganization into a holding company structure (the "Reorganization"). All of the issued and outstanding shares of the Bank's common stock were automatically converted into an equal number of shares of common stock of Carver Bancorp, Inc., a Delaware corporation (the "Registrant") and the Bank became the wholly owned subsidiary of the Registrant.

                  The Bank's stockholders approved the Reorganization at the Bank's 1996 annual meeting of stockholders held on July 29, 1996 and regulatory approval for the Reorganization was received from the Office of Thrift Supervision on October 3, 1996.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


          EXHIBIT NO.                         DESCRIPTION
          -----------                         -----------

               99 Press Release, dated October 17, 1996, announcing completion of formation of holding company






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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             CARVER BANCORP, INC.


                             By:    /s/ Thomas L. Clark, Jr.
                                    -------------------------------------
                                    Thomas L. Clark, Jr.
                                    President and Chief Executive Officer


Date:    October 18, 1996





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                                  EXHIBIT INDEX




       EXHIBIT                    DESCRIPTION                               PAGE
       -------                    -----------                               ----

          99       Press Release, dated October 17, 1996, announcing
                   completion of formation of holding company.......